UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

-
Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company held on April 21, 2025, the Company’s stockholders: (i) elected six directors, each to serve for a one-year term until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal; (ii) ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; (iii) approved the Warrant Inducement Share Issuance; (iv) approved the Reverse Stock Split; and (v) approved authorization of one or more adjournments to the annual meeting to solicit additional proxies in the event there were insufficient votes to approve Proposal 3 or 4 described above.

Proposal 1: Election of six directors named in the accompanying proxy statement, each to serve for a one-year term until the 2026 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Blane Walter	1,001,991	30,147	1,667,373
Dane C. Andreeff	1,000,345	31,793	1,667,373
Edward M. Straw	1,001,032	31,106	1,667,373
Jeffrey S. Mathiesen	1,001,740	30,398	1,667,373
Paul Buckman	1,001,928	30,210	1,667,373
Sherrie Perkins	1,001,439	30,699	1,667,373

Proposal 2: Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,672,425	21,136	5,950	0

Proposal 3: Approval of, pursuant to Nasdaq listing rules, the issuance of up to 6,213,888 shares of our common stock upon the exercise of existing Series C and Series D warrants to purchase common stock issued to warrantholders in connection with the Warrant Exercise and Inducement Letters dated January 21, 2025 (the “Warrant Inducement Share Issuance”):

Votes For	Votes Against	Abstain	Broker Non-Votes
808,431	72,211	151,496	1,667,373

Proposal 4: Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the outstanding Class A common stock at a ratio of 1 for 2 to 1 for 30 to be determined at the discretion of the Board of Directors, whereby each outstanding 2 to 30 shares would be combined, converted and changed into 1 share of Class A common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements (the “Reverse Stock Split”):

Votes For	Votes Against	Abstain	Broker Non-Votes
2,397,720	301,403	388	0

Proposal 5: Approval to authorize one or more adjournments of the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve Proposals 3 or 4 described above:

Votes For	Votes Against	Abstain	Broker Non-Votes
985,514	45,642	982	1,667,373

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: April 22, 2025	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

4